United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-23174

(Investment Company Act File Number)

Federated Project and Trade Finance Tender Fund

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(412) 288-1900

(Registrant's Telephone Number)

Date of Fiscal Year End: 03/31/2017

Date of Reporting Period: 03/31/2017

Item 1.	Reports to Stockholders

Annual Shareholder Report
March 31, 2017
Federated Project and Trade Finance Tender Fund
Fund Established 2016

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from October 12, 2016 through March 31, 2017. This report includes a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Portfolio of Investments Summary Table (unaudited)
At March 31, 2017, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Trade Finance Agreements	36.3%
Cash Equivalents[2]	63.6%
Other Assets and Liabilities—Net[3]	0.1%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
March 31, 2017
Principal Amount or Shares		Value
	TRADE FINANCE AGREEMENTS—36.3%[1]
	Basic Industry - Metals/Mining Excluding Steel—2.7%
$884,615	Kuwait International Bank, 2.35178%, 8/21/2018	$881,962
1,000,000	Trafigura, 2.144%, 6/30/2017	1,000,000
	TOTAL	1,881,962
	Consumer Non-Cyclical/Food-Wholesale—3.6%
1,062,000	Carcafe Ltd., 1.96%, 4/6/2017	1,059,345
1,500,000	Olam Nigeria, 2.171%, 6/13/2017	1,500,000
	TOTAL	2,559,345
	Energy - Exploration & Production—1.4%
1,000,000	KMG Vitol, 2.83222%, 3/31/2020	997,500
	Energy - Integrated Energy—1.2%
833,333	INA Industrija Nafte DD, 3.294%, 8/17/2019	835,833
	Energy - Oil Field Equipment & Services—1.3%
950,000	ADES, 5.501%, 11/23/2020	950,000
	Energy - Oil Refining and Marketing—2.5%
787,805	Dangote, 5.611%, 8/28/2020	794,895
1,000,000	Petroleos del Peru SA, 2.705%, 7/21/2017	998,000
	TOTAL	1,792,895
	Finance/Banks/Brokers—12.5%
1,200,000	Banco de Galicia y Buenos Aires S.A. de C.V., 3.23%, 6/26/2017	1,200,600
1,000,000	Banco Industrial, 2.844%, 8/15/2017	1,001,000
1,500,000	Ecobank Transnational, Inc., 6.652%, 9/7/2017	1,502,250
1,000,000	Garanti Bankasi, 3.653%, 11/23/2017	1,001,000
1,000,000	IDFC Bank Ltd., 2.27122%, 3/15/2018	993,500
1,000,000	Itau Unibanco Holding SA, 2.50%, 6/21/2017	1,001,500
633,500	Turk Vakifbank, 4.31767%, 12/21/2017	632,866
1,500,000	Turkiye Finans Katilim Bankasi Varlik Kiralama AS, 2.2308%, 7/6/2017	1,494,000
	TOTAL	8,826,716
	Foreign Sovereign—4.2%
1,000,000	National Bank of Egypt, 4.041%, 6/4/2018	992,500
1,000,000	Turk Exim Bank, 2.52%, 3/30/2018	1,000,000
1,000,000	Turk Exim Bank, 2.534%, 11/7/2017	997,500
	TOTAL	2,990,000
	Services - Airlines—1.4%
1,000,000	Gulf Air BSC, 4.227%, 1/19/2022	1,001,500
Annual Shareholder Report

Principal Amount or Shares			Value
		TRADE FINANCE AGREEMENTS—continued[1]
		Services - Transportation Excluding Air/Rail—1.4%
$1,000,000		Asyaport, 5.724%, 1/10/2024	$1,002,500
		Supranational—2.8%
1,000,000		African Export-Import Bank (Afreximbank), 2.554%, 11/24/2019	989,500
1,000,000		PTA Bank, 3.19622%, 10/11/2018	998,500
		TOTAL	1,988,000
		Utility - Electric-Generation—1.3%
928,577		Egypt Electric, 5.284%, 5/5/2020	921,148
		TOTAL TRADE FINANCE AGREEMENTS (IDENTIFIED COST $25,740,951)	25,747,399
		INVESTMENT COMPANY—63.6%
45,042,167	[2]	Federated Institutional Prime Value Obligations Fund, Institutional Shares, 0.97%[3] (IDENTIFIED COST $45,046,676)	45,055,680
		TOTAL INVESTMENTS—99.9% (IDENTIFIED COST $70,787,627)[4]	70,803,079
		OTHER ASSETS AND LIABILITIES - NET—0.1%[5]	69,769
		TOTAL NET ASSETS—100%	$70,872,848

1	Denotes restricted securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to a contractual restriction on public sales. At March 31, 2017, these restricted securities amounted to $25,747,399, which represented 36.3% of total net assets.
2	Affiliated holding.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $70,787,627.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at March 31, 2017.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of March 31, 2017, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Trade Finance Agreements	$—	$—	$25,747,399	$25,747,399
Investment Company	45,055,680	—	—	45,055,680
TOTAL SECURITIES	$45,055,680	$—	$25,747,399	$70,803,079
The Fund uses a pricing service to provide price evaluations for Level 3 asset-backed securities, trade finance agreements and foreign government/agencies. Although the majority of price evaluations provided by the pricing service are based on market quotes provided by market specialists, a portion of the evaluations are extrapolated from quotes for similar credits in similar regions. Due to specialists inputs being proprietary and not provided to the Fund, these investments are determined to be Level 3 securities and management is not able to provide the unobservable inputs used in determining these valuations, such as yields and credit ratings. Periodic reviews of third-party pricing services', including this particular pricing service's policies, procedures and valuation methods are conducted in accordance with procedures adopted by the Trustees. See the Fair Valuation and Significant Events Procedures section of the accompanying Notes to Financial Statements for more information.
Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Trade Finance Agreements
Balance as of October 12, 2016*	$—
Accrued discount/premiums	2,659
Realized gain (loss)	862
Change in unrealized appreciation (depreciation)	6,448
Purchases	26,182,368
(Sales)	(444,938)
Balance as of March 31, 2017	$25,747,399
The total change in unrealized appreciation (depreciation) attributable to investments still held at March 31, 2017	$6,448
*	Date of initial investment.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights
(For a Share Outstanding Throughout the Period)
Period Ended March 31	2017[1]
Net Asset Value, Beginning of Period	$10.01
Income From Investment Operations:
Net investment income	0.02
Net realized and unrealized gain on investments	0.00[2]
TOTAL FROM INVESTMENT OPERATIONS	0.02
Less Distributions:
Distributions from net investment income	(0.01)
Net Asset Value, End of Period	$10.02
Total Return[3]	0.22%
Ratios to Average Net Assets:
Net expenses	0.34%[4]
Net investment income	1.37%[4]
Expense waiver/reimbursement[5]	1.72%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$70,873
Portfolio turnover	4%
1	Reflects operations for the period from January 31, 2017 (date of initial public investment) to March 31, 2017. During the period prior to date of initial public investment, a distribution of $0.012 per share was made to the Adviser.
2	Represents less than $0.005.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
March 31, 2017
Assets:
Total investment in securities, at value including $45,055,680 of investment in an affiliated holding (Note 5) (identified cost $70,787,627)		$70,803,079
Income receivable		121,972
Deferred offering costs (Note 6)		41,669
TOTAL ASSETS		70,966,720
Liabilities:
Payable to adviser (Note 5)	$762
Payable for transfer agent fee	7,679
Payable for auditing fees	68,000
Payable for portfolio accounting fees	13,069
Accrued expenses (Note 5)	4,362
TOTAL LIABILITIES		93,872
Net assets for 7,070,627 shares outstanding		$70,872,848
Net Assets Consist of:
Paid-in capital		$70,776,955
Net unrealized appreciation of investments		15,452
Accumulated net realized gain on investments		3,057
Undistributed net investment income		77,384
TOTAL NET ASSETS		$70,872,848
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$70,872,848 ÷ 7,070,627 shares outstanding, $0.01 par value, unlimited shares authorized		$10.02
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Period Ended March 31, 20171
Investment Income:
Interest			$125,217
Dividends from an affiliated holding (Note 5)			73,670
TOTAL INCOME			198,887
Expenses:
Investment adviser fee (Note 5)		$57,203
Custodian fees		586
Transfer agent fee		32,500
Auditing fees		69,500
Legal fees		1,000
Portfolio accounting fees		14,875
Share registration costs		5,000
Printing and postage		8,000
Organization costs (Note 6)		41,193
Offering costs (Note 6)		8,634
Miscellaneous (Note 5)		500
TOTAL EXPENSES		238,991
Waiver and Reimbursement:
Waiver/reimbursement of investment adviser fee (Note 5)	$(57,203)
Reimbursement of other operating expenses (Note 5)	(142,329)
TOTAL WAIVER AND REIMBURSEMENT		(199,532)
Net expenses			39,459
Net investment income			159,428
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			3,057
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			15,452
Net realized and unrealized gain on investments			18,509
Change in net assets resulting from operations			$177,937
1	Reflects operations for the period from October 12, 2016 (date of initial investment) to March 31, 2017.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Period Ended March 31	2017[1]
Increase (Decrease) in Net Assets
Operations:
Net investment income	$159,428
Net realized gain on investments	3,057
Net change in unrealized appreciation/depreciation of investments	15,452
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	177,937
Distributions to Shareholders:
Distributions from net investment income	(82,044)
Share Transactions:
Proceeds from sale of shares	70,594,911
Net asset value of shares issued to shareholders in payment of distributions declared	82,044
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	70,676,955
Change in net assets	70,772,848
Net Assets:
Beginning of period	100,000
End of period (including undistributed net investment income of $77,384)	$70,872,848
1	Reflects operations for the period from October 12, 2016 (date of initial investment) to March 31, 2017.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Cash Flows
For the Period Ended March 31, 20171
Operating Activities:
Change in net assets resulting from operations	$177,937
Adjustments to Reconcile Change in Net Assets Resulting From Operations to Net Cash Used By Operating Activities:
Purchases of investment securities	(26,182,368)
Proceeds from disposition of investment securities	444,938
Purchase of short-term investment, net	(45,044,481)
Amortization/accretion of premium/discount, net	(2,659)
Amortization of deferred offering costs	8,634
Organization costs	41,193
Increase in income receivable	(121,972)
Increase in accrued expenses	93,872
Net realized gain on investments	(3,057)
Change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(15,452)
NET CASH USED BY OPERATING ACTIVITIES	(70,603,415)
Financing Activities:
Proceeds from shares sold	70,594,911
Offering costs paid	(50,303)
Organization costs paid	(41,193)
NET CASH FLOW PROVIDED BY FINANCING ACTIVITIES	70,503,415
Net decrease in cash	(100,000)
Cash at beginning period	100,000
Cash at end of period	$—
1	Reflects operations for the period from October 12, 2016 (date of initial investment) to March 31, 2017. Non-cash financing activities not included herein consist of reinvestment of distributions to shareholders of $82,044.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
March 31, 2017
1. ORGANIZATION
Federated Project and Trade Finance Tender Fund (the “Fund”) was organized as a Delaware statutory trust on June 23, 2016, as a continuously offered, non-diversified, closed-end management investment company. The Fund is registered under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended. The Fund's investment objective is to provide total return primarily from income.
The Fund received its initial capital from Federated Investment Management Company (the “Adviser”), a wholly owned subsidiary of Federated Investors, Inc., on October 12, 2016, in which the sale and issuance was made of 10,000 common shares of beneficial interest, at an aggregate purchase price of $100,000. This is the first annual report of the Fund. Accordingly, the Statement of Operations, the Statement of Changes in Net Assets, and the Statement of Cash Flows are presented for the period from October 12, 2016 through March 31, 2017. The Fund became effective on December 7, 2016 and the first public shares were sold on January 31, 2017, the date from which the Fund has presented its financial highlights for the period ended March 31, 2017. Distributions of $120 were made to the Adviser prior to the date of initial public investment.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, expected recovery rate on distressed securities, opinion of legal counsel regarding the outcome of any relevant legal matters or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Adviser and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
The pricing service bases their evaluations for the majority of Fund investments on indications of values from banks that make project and trade finance loans, weighted based on the accuracy of their historical indications and other factors to arrive at a price evaluation. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. The Fund may hold securities that are valued on the basis of prices provided by a single pricing source, including dealers from whom the securities were purchased. These securities may be less liquid and the price realized upon a sale may be different than the price used to value the security.
Although the factors on which pricing services base their evaluations generally consist of observable inputs, certain fixed-income securities, such as trade finance agreements, are typically held to maturity by investors and therefore do not trade on a consistent basis. Accordingly, pricing services frequently cannot rely on executed trade prices to support their evaluations of these securities and must necessarily rely more heavily on unobservable inputs. In such circumstances, the Fund may classify securities as having a Level 3 valuation due to a lack of observable market transactions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and
Annual Shareholder Report

municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid quarterly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. The detail of the total fund expense waivers and reimbursements of $199,532 is disclosed in Note 5.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the period ended March 31, 2017, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of March 31, 2017, the tax year 2017 remains subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the State of Delaware.
Annual Shareholder Report

Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees. The Fund's restricted securities were acquired between February 1, 2017 and March 31, 2017, with the total acquisition cost of $25,747,399.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Period Ended 3/31/2017[1]
Shares sold	7,052,439
Shares issued to shareholders in payment of distributions declared	8,188
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	7,060,627
1	Reflects operations for the period from October 12, 2016 (date of initial investment) to March 31, 2017.

Each Shareholder will automatically be a participant under the Fund's Dividend Reinvestment Plan (DRP) and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election not to participate in the DRP and to receive all income dividends and/or capital gains distributions, if any, in cash may be made by notice to the Fund or, if applicable, to a Shareholder's broker or other intermediary (who should be directed to inform the Fund).
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the period ended March 31, 2017, was as follows:
2017
Ordinary income	$82,044
Annual Shareholder Report

As of March 31, 2017, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$80,441
Net unrealized appreciation	$15,452
At March 31, 2017, the cost of investments for federal tax purposes was $70,787,627. The net unrealized appreciation of investments for federal tax purposes was $15,452. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $38,822 and net unrealized depreciation from investments for those securities having an excess of cost over value of $23,370.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.50% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser and certain of its affiliates on their own initiative have agreed to waive their fees (if any), and/or reimburse the Fund such that the total annual operating expenses (excluding interest expense, extraordinary expenses, proxy-related expenses, premiums for risk insurance policies on portfolio securities and certain legal fees related to specific investments paid by the Fund, if any) paid by the Fund's shares (after the voluntary waivers and reimbursements) will not exceed 0.70% of the Fund's average daily net assets (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) January 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. Effective from January 31, 2017 through April 30, 2017, the Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses such that total annual operating expenses as described above will not exceed 0.34%. For the period ended March 31, 2017, the Adviser voluntarily waived $49,382 of its fee and voluntarily reimbursed $142,329 of other operating expenses.
Certain of the Fund's assets are managed by Federated Investors (UK) LLP (the “Sub-Adviser”) an affiliate of the Adviser. Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an annual fee equal to 0.39% of the daily net assets of the Fund paid by Adviser out of its resources and is not an incremental Fund expense. For the period ended March 31, 2017, the Sub-Adviser earned a fee of $44,618.
Administrative Services
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. FAS receives no compensation for providing administrative services to the Fund.
Annual Shareholder Report

General
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the period ended March 31, 2017, the Adviser reimbursed $7,821. Transactions involving the affiliated holding during the period ended March 31, 2017, were as follows:
	Balance of Shares Held 10/12/2016	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 3/31/2017	Value	Dividend Income
Federated Institutional Prime Value Obligations Fund, Institutional Shares	—	59,096,553	(14,054,386)	45,042,167	$45,055,680	$73,670
6. ORGANIZATION EXPENSES AND OFFERING COSTS
Organization expenses were recorded as a Fund expense as incurred and such costs were paid by the Adviser. The Fund began reimbursing the Adviser for these costs following the commencement of investment operations. Offering costs are accounted for as a deferred charge by the Fund and are amortized to expense over 12 months from the commencement of investment operations.
7. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the period ended March 31, 2017, were as follows:
Purchases	$11,791,068
Sales	$444,938
8. CONCENTRATION OF RISK (UNAUDITED)
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
Annual Shareholder Report

At March 31, 2017, the diversification of countries was as follows:
Country	Percentage of Total Net Assets
Turkey	8.7%
Egypt	4.0%
Nigeria	3.2%
Togo	2.1%
Argentina	1.7%
Colombia	1.5%
Bahrain	1.4%
Brazil	1.4%
Guatemala	1.4%
Tanzania, United Republic Of	1.4%
Kenya	1.4%
Peru	1.4%
Kazakhstan	1.4%
India	1.4%
Gabon	1.4%
Kuwait	1.3%
Croatia	1.2%
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of March 31, 2017, there were no outstanding loans. During the period ended March 31, 2017, the program was not utilized.
10. REGULATORY UPDATES
On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Federated Project and Trade Finance Tender Fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Project and Trade Finance Tender Fund (the “Fund”), as of March 31, 2017, and the related statements of operations, cash flows, and changes in net assets for the period from October 12, 2016 (the date of initial investment) to March 31, 2017, and the financial highlights from February 1, 2017 (the date of initial public investment) to March 31, 2017. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Project and Trade Finance Tender Fund as of March 31, 2017, the results of its operations, cash flows and changes in its net assets for the period from October 12, 2016 to March 31, 2017, and the financial highlights for the period from February 1, 2017 to March 31, 2017, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
May 30, 2017
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2016 to March 31, 2017.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 10/1/2017	Ending Account Value 3/31/2017	Expenses Paid During Period
Actual	$1,000	$1,002.20	$0.56[1,2]
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,023.20	$1.72[1,2]
1	Actual expense information for the Fund is for the period from January 31, 2017 (date of initial public investment) to March 31, 2017. Actual expenses are equal to the Fund's annualized net expense ratio of 0.34%, multiplied by 60/365 (to reflect the period from initial public investment to March 31, 2017). Hypothetical expense information for the Fund is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 182/365 (to reflect the full half-year period).
2	Actual and Hypothetical expenses paid during the period utilizing the Fund's current Fee Limit of 0.70% (as reflected in the Notes to Financial Statements, Note 5 under Investment Adviser Fee), multiplied by the average account value over the period, multiplied by 60/365 (to reflect expenses paid as if they had been in effect throughout the period from initial public investment to March 31, 2017) for actual expenses and multiplied by 182/365 (to reflect expenses paid as if they had been in effect throughout the most recent one-half-year period) for hypothetical expenses would be $1.15 and $3.53, respectively.
Annual Shareholder Report

Board of Trustees and Fund Officers
The Board of Trustees is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2016, the Fund comprised one portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 124 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
IN MEMORIAM–JOHN F. DONAHUE
(Former Chairman and President, and Emeritus Director/Trustee, of the Federated Funds, and Founder, Former Chairman, President and Chief Executive Officer, and Chairman Emeritus, of Federated Investors, Inc.)
With profound sadness, Federated announces the passing of John F. (“Jack”) Donahue, who founded, along with Richard B. Fisher, Federated in 1955 and served as a leader and member of the Boards of Directors/Trustees of the Federated Funds and the Board of Directors of Federated Investors, Inc. Mr. Donahue was a family man of deep faith with exemplary character and fealty, who served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of fiduciary duty, coupled with his faith, family and background as a West Point graduate and Strategic Air Command B-29 pilot, served as a foundation for his strong business acumen and leadership. Among his many achievements, Mr. Donahue's steadfast and innovative leadership of the Federated Funds and Federated, as well as within the investment management industry, led to the birth of money market funds in the 1970s and their growth as an innovative, efficient and effective cash management vehicle throughout the 1980s, 1990s, 2000s and beyond. Federated expresses deep gratitude to Mr. Donahue for his inspiring leadership, distinguished service and contributions as a husband, father, founder, Board member and officer, colleague and friend. He will be greatly missed.
Annual Shareholder Report

Interested Trustees Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: August 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Thomas R. Donahue* Birth Date: October 20, 1958 Trustee Indefinite Term Began serving: August 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Investors, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Investors, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT Trustees Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: August 2016	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Current Chair of the Compensation Committee, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2016	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Member of the Audit Committee and Technology Committee of Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2016	Principal Occupations: Director or Trustee of the Federated Fund Family; Interim Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on either a public or not for profit Board of Directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; Member, Pennsylvania State Board of Education (public); and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.; and Director, Pennsylvania Bar Institute.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: August 2016	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: August 2016	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2016	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: August 2016	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc.; and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: August 2016	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: June 2016	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: June 2016	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: November 2016	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: November 2016	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: June 2016	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: November 2016	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Ihab Salib Birth Date: December 14, 1964 VICE PRESIDENT Officer since: November 2016 Portfolio Manager since: December 2016	Principal Occupations: Ihab Salib has been a Portfolio Manager of the Fund since December 2016. He is Vice President of the Fund. Mr. Salib joined Federated in April 1999 as a Senior Fixed-Income Trader/Assistant Vice President of the Fund's Adviser. In July 2000, he was named a Vice President of the Fund's Adviser and in January 2007 he was named a Senior Vice President of the Fund's Adviser. He has served as a Portfolio Manager since January 2002. From January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed-Income Analyst with UBS Brinson, Inc. Mr. Salib received his B.A. with a major in Economics from Stony Brook University.
Chris McGinley Birth Date: July 28, 1978 Vice President Officer since: November 2016 Portfolio Manager since: December 2016	Principal Occupations: Chris McGinley has been the Fund's Portfolio Manager since December 2016. He is Vice President of the Fund. Mr. McGinley joined Federated in 2004 as an associate research analyst in the international fixed-income department. He became an Assistant Vice President of the Fund's Adviser in 2005 and Vice President in 2013. Mr. McGinley joined the Sub-Adviser in 2013. Mr. McGinley worked in Senator Rick Santorum's office in 2001 and from 2002 to 2004 he served as Legislative Correspondent for Senator Santorum. Mr. McGinley earned his B.S. and received his M.P.I.A. from the University of Pittsburgh.
Patrick Bayliss Birth Date: September 25, 1968 VICE PRESIDENT Officer since: November 2016 Portfolio Manager since: December 2016	Principal Occupations: Patrick Bayliss has been the Fund's Portfolio Manager since December 2016. He is Vice President of the Fund. Mr. Bayliss joined the Sub-Adviser in October 2013. From 2007 until September 30, 2013, Mr. Bayliss was a member of GML Capital LLP and its Trade Finance Portfolio Team. Mr. Bayliss began his career in 1990 at Saudi International Bank (now Gulf International Bank) where he became a Fund Manager, managing quantitative equity portfolios. This was followed by period at Deutsche Bank's credit trading in the Emerging Markets Division. Before joining GML Capital LLP, Mr. Bayliss was a co-founder of LTP Trade, a specialist trade finance company, and a Portfolio Manager at Bluecrest Capital Management. Mr. Bayliss holds a BSc (Econ) from Bristol University, U.K.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Dalia Kay Birth Date: March 13, 1970 VICE PRESIDENT Officer since: November 2016 Portfolio Manager since: December 2016	Principal Occupations: Dalia Kay has been the Fund's Portfolio Manager since December 2016. She is Vice President of the Fund. Ms. Kay joined the Sub-Adviser in October 2013. From 1994 until September 30, 2013, Ms. Kay was a member of GML Capital LLP and its Trade Finance Portfolio Team. From December 2006 to September 30, 2013, Ms. Kay was an Investment Portfolio Adviser for GML Capital LLP's investment funds. From 1994 to December 2006, Ms. Kay was Associate Director of Trade Finance and Forfaiting with GML International Limited, where she coordinated origination, structuring, documentation and distribution of short- and medium-term trade finance transactions focusing on Turkey, Kazakhstan, Romania, Ukraine and the former Yugoslavia. Ms. Kay received a Diploma in Law and a BA in Economics from the University of Geneva. She is fluent in French.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract—August 2016
FEDERATED PROJECT AND TRADE FINANCE TENDER FUND (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and approved at its August 2016 meetings the Fund's proposed investment advisory contract with Federated Investment Management Company (the “Adviser”) and sub-advisory contract with Federated Investors (UK) LLP (the “Subadviser”). The Board's decision to approve these contracts reflects the exercise of its business judgment on whether to authorize the creation and offering of this new investment vehicle, as proposed by, and based on information requested by the Board and provided by, Federated Investors, Inc. and its affiliates (“Federated”), and based on Federated's recommendation to go forward with development of the Fund.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the proposed investment advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by an adviser to a fund and its shareholders, including the performance and fee and expenses of the fund and of comparable funds; an adviser's cost of providing the services, including the profitability to an adviser of providing advisory services to a fund; the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); comparative fee and expense structures, including a comparison of fees paid to an adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of an
Annual Shareholder Report

adviser's services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's proposed investment advisory and subadvisory contracts generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of the Adviser and the Subadviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's proposed investment advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. The Board's consideration of the proposed investment advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information (including information provided throughout the year) covering such matters as: the Adviser's and, as applicable, Subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's investment objectives; the Fund's anticipated fees and expenses (including the proposed advisory fee itself and the overall estimated expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary fee waivers and expense limitations); and the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser, the Subadviser and their affiliates. The Board also considered the likely preferences and expectations of anticipated Fund shareholders; the entrepreneurial risk assumed by Federated in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board found the use of comparisons of the Fund's fees and expenses to other closed-end funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net
Annual Shareholder Report

advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar funds more heavily than non-fund products or services because it is believed that they are more relevant. For example, other closed-end funds are the products most like the Fund despite the somewhat unique nature of the Fund both in terms of the assets primarily held and in its structure as a continuously offered closed-end fund that is not traded on an exchange; they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's anticipated investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund will compete.
The Board reviewed the proposed contractual advisory fee rate, anticipated net advisory fee rate where partially waived and proposed other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and the Board was satisfied that the proposed overall expense structure of the Fund would be competitive.
The Senior Officer has also reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., applicable institutional and separate accounts and sub-adviser services). He concluded that funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of fund advisory fees.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the fees charged by other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
Annual Shareholder Report

The Senior Officer's Evaluation indicated that the proposed management fees were reasonable. The Board concluded that the nature, quality and extent of other customary services to be provided to the Fund by other entities in the Federated organization were expected to be reasonable, in light of its substantial accumulated familiarity with such services and information received by the Board throughout the year on that subject.
Because the Board was considering the advisory and subadvisory contracts in the context of Federated's proposal to create a new fund, the factors mentioned above relating to such matters as performance and any indirect benefits that may accrue to the Adviser, Subadviser and their affiliates as a result of the Adviser's relationship with the Fund, are essentially impossible to apply before the Fund has experienced any meaningful operating history. The Board did, however, consider the performance of the Adviser and the Subadviser in managing the Federated Project and Trade Finance Core Fund (the “Core Fund”), another Federated fund with substantially similar investment strategies as that of the Fund. The Board noted that the same portfolio management professionals responsible for managing the Core Fund would manage the Fund.
In connection with the Board's governance of other Federated funds, the Board noted that the Board regularly receives financial information about Federated, including information regarding the compensation and benefits Federated derives from its relationships with the other Federated funds. This information covers not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also details any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated frequently waives fees and/or reimburses expenses and has disclosed to fund investors and/or indicated to the Board its intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
The Senior Officer noted that detailed cost allocation reports for the Fund had not yet been projected. However, because the Fund is new to Federated, any projected profit margin would be expected to be less than the overall Federated profit margin, taking all allocated costs into consideration and could be substantially less during the initial years of operation. The Senior Officer noted that, in any event, while Federated fund cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. This information was considered in the analysis by the Board.
Annual Shareholder Report

The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. The Senior Officer noted that while Federated regularly undertakes to establish new funds and maintains a number of other smaller funds that, while expected to grow to a greater size, nevertheless require substantial investment and waiver or assumption of fees and other expenses in order to deliver them to the marketplace. Based on this and other relevant information, the Senior Officer concluded that Federated's profit margins did not appear to be excessive and considered them to be acceptable and appropriate. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Board also considered whether the Fund might benefit from “economies of scale.” Based on the fact that this is a new fund, it is not expected that any economies of scale are likely to be realized as a result of growth of the Fund in the near term. Should growth of the Fund exceed expectations, this issue will be addressed in future fee evaluations conducted in connection with the annual renewal of the advisory contract.
The Senior Officer noted that his observations and the information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable.
The Board based its decision to approve the proposed investment advisory and subadvisory contracts on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. As noted, not all of the factors and considerations identified above were necessarily relevant to the Fund, nor does the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the proposed investment advisory contracts reflects its determination that, based upon the information requested and supplied, Federated's proposal to establish and manage the Fund, and its past performance and actions in providing services to other mutual funds (which the Board has found to be satisfactory with respect to such other funds), provide a satisfactory basis to support the business decision to approve the proposed arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that each Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
Each Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY
In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called “householding”), as permitted by applicable rules. The Fund's “householding” program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the “householding” program. The Fund is also permitted to treat a shareholder as having given consent (“implied consent”) if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to “household” at least sixty (60) days before it begins “householding” and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to “opt out” of “householding.” Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of “householding” at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Fund at 1-800-730-6001 or email CEinfo@federatedinvestors.com.
Annual Shareholder Report

Closed-end funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in closed-end funds involves investment risk, including the possible loss of principal.
This Overview and Report is for shareholder information. This is not a Prospectus intended for use in the sale of Fund Shares. Statements and other information contained in this Overview and Report are as dated and subject to change.

Federated Project and Trade Finance Tender Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
CUSIP 31424D104

Q453325 (5/17)
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c),(d) There were no amendments to or waivers from the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers during the period covered by this report.

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:  John T. Collins, G. Thomas Hough and Thomas M. O’Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $49,500

Fiscal year ended 2016 – N/A

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 – N/A

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and N/A respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 – N/A

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and N/A respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2017 - $0

Fiscal year ended 2016 – N/A

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and N/A respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – N/A

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – N/A

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2017 – 0%

Fiscal year ended 2016 – N/A

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	N/A

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2017 - $5,798

Fiscal year ended 2016 – N/A

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In its required communications to the Audit Committee of the registrant’s Board, KPMG LLP (“KPMG”), the registrant’s independent public accountant, informed the Audit Committee that KPMG and/or covered person professionals within KPMG maintain lending relationships with certain owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies audited by KPMG (collectively, the “KPMG Funds”).

KPMG informed the Audit Committee that KPMG believes that these lending relationships described above do not and will not impair KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that KPMG has been and is capable of objective and impartial judgment on all issues encompassed within KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances. In that letter, the SEC staff indicated that it would not recommend enforcement action against the investment company complex if the Loan Rule is implicated provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the no-action letter are substantially similar to the circumstances that implicated the Loan Rule with respect to KPMG and the registrant. The relief provided in the SEC no-action letter is effective for 18 months from its June 20, 2016 issuance date.

If it were to be determined that the relief available under the no-action letter was improperly relied upon, or that the independence requirements under the federal securities laws were not otherwise complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may not comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the KPMG Funds.

Item 5.	Audit Committee of Listed Registrants

The registrant has established an Audit Committee of the Board as described in Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee consists of the following Board members: John T. Collins, G. Thomas Hough, Maureen Lally-Green and Thomas M. O’Neill.

Item 6.	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Voting Proxies On Fund Portfolio Securities

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.

Proxy Voting Policies

The Adviser's general policy is to cast proxy votes in favor of management proposals and shareholder proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: (a) improve the management of a company; (b) increase the rights or preferences of the voted securities; and/or (c) increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “General Policy.”

The following examples illustrate how the General Policy may apply to management proposals and shareholder proposals submitted for approval or ratification by holders of the company's voting securities. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote in favor of: (1) a proposal to require a company's audit committee to be comprised entirely of independent directors; (2) shareholder proposals to declassify the board of directors; (3) shareholder proposals to require a majority voting standard in the election of directors; (4) proposals to grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree; (5) a proposal to require independent tabulation of proxies and/or confidential voting of shareholders; (6) a proposal to ratify the board's selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company; or (b) the previous auditor was dismissed because of a disagreement with the company; (7) a proposal to repeal a shareholder rights plan (also known as a “poison pill”) and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company; (8) shareholder proposals to eliminate supermajority requirements in company bylaws; (9) shareholder proposals to separate the roles of chairman of the board and CEO; (10) shareholder proposals to allow shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors (“Proxy Access”); (11) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; and (12) election of individual directors nominated in an uncontested election, but against any director who: (a) had not attended at least 75% of the board meetings during the previous year; (b) serves as the company's chief financial officer; (c) has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director would be able to commit sufficient focus and time to a particular company; (d) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (e) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (f) served on a board that did not implement a shareholder proposal that Federated supported and received more than 50% shareholder support the previous year.

On matters of capital structure, generally the Adviser will vote against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities, and in favor of a proposal to: (1) reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares); (2) grant authorities to issue shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders; and (3) authorize a stock repurchase program.

On matters relating to management compensation, generally the Adviser will vote in favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution, and against: (1) the advisory vote on executive compensation plans (“Say On Pay”) when the plan has failed to align executive compensation with corporate performance; (2) the advisory vote on the frequency of the Say On Pay vote when the frequency is other than annual; (3) proposals that would permit the amendment or replacement of outstanding stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and (4) executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies consistent with the General Policy. The Adviser will vote proxies in contested elections of directors based upon its analysis of the opposing slates and their proposed business strategy and the expected impact on the long-term value of the securities being voted. The Adviser generally votes proxies against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. However, the Adviser would vote for shareholder proposals not supported by the company’s board that the Adviser regards as: (a) likely to result in an immediate and favorable improvement in the total return of the voted security; and (b) unlikely to be adopted by the company’s board in the absence of shareholder direction.

In addition, the Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares. In addition, the Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.

To the extent that the Adviser is permitted to loan securities, the Adviser will not have the right to vote on securities while they are on loan. However, the Adviser will take all reasonable steps to recall shares prior to the record date when the meeting raises issues that the Adviser believes materially affect shareholder value, including, but not limited to, excessive compensation, mergers and acquisitions, contested elections and weak oversight by the audit committee. However, there can be no assurance that the Adviser will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.

If proxies are not delivered in a timely or otherwise appropriate basis, the Adviser may not be able to vote a particular proxy.

For an Adviser that employs a quantitative investment strategy for certain funds or accounts that does not make use of qualitative research (“Non-Qualitative Accounts”), the Adviser may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Adviser will vote the proxies of these Non-Qualitative Accounts as follows: (a) in accordance with the Standard Voting Instructions (defined below) adopted by the Adviser with respect to issues subject to the proxies; (b) if the Adviser is directing votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account; (c) if neither of the first two conditions apply, as the proxy voting service is recommending; and (d) if none of the previous conditions apply, as recommended by the Proxy Voting Committee (Proxy Committee).

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. This work includes, interacting with a proxy voting service on the Proxy Committee's behalf; soliciting voting recommendations from the Adviser's investment professionals, as necessary; bringing voting recommendations to the Proxy Committee from the Adviser's investment professionals; filing any required proxy voting reports; providing proxy voting reports to clients and investment companies as they are requested from time to time; keeping the Proxy Committee informed of any issues related to proxy voting; and voting client shares as directed by the Proxy Committee.

The Adviser has hired a proxy voting service to obtain, vote and record proxies in accordance with the directions of the Proxy Committee. The Proxy Committee has supplied the proxy voting services with general instructions (the “Standard Voting Instructions”) that represent decisions made by the Proxy Committee in order to vote common proxy proposals. As the Proxy Committee believes that a shareholder vote is equivalent to an investment decision, the Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is: (a) in the best interests of the Adviser's clients (and shareholders of the funds advised by the Adviser); and (b) will enhance the long-term value of the securities being voted. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case direction for a proposal, the PVOT will work with the investment professionals and the proxy voting service to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee's final voting decision to the proxy voting service. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or the Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent or the subject of a proxy vote and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser or its affiliates have influenced proxy votes. Any employee of the Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund's Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

In certain circumstances it may be appropriate for the Adviser to vote in the same proportion as all other shareholders, so as to not affect the outcome beyond helping to establish a quorum at the shareholders' meeting. This is referred to as “proportional voting.” If the Fund owns shares of another Federated mutual fund, the Adviser will proportionally vote the client's proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Adviser may proportionally vote the Fund's proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange traded fund, the Adviser will proportionally vote the Fund's proxies for that fund.

Downstream Affiliates

If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company's outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company's securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.

Proxy Advisers' Conflicts of Interest

Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a proxy voting service client may be a public company with an upcoming shareholders' meeting and the proxy voting service has published a research report with voting recommendations. In another example, a proxy voting service board member also sits on the board of a public company for which the proxy voting service will write a research report. These and similar situations give rise to an actual or apparent conflict of interest.

In order to avoid concerns that the conflicting interests of the engaged proxy voting service have influenced proxy voting service have influenced proxy voting recommendations, the Adviser will take the following steps:

1.	A due diligence team made up of employees of the Adviser and/or its affiliates will meet with the proxy voting service on an annual basis and determine through a review of their policies and procedures and through inquiry that the proxy voting service has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by the business relationships they have with the subjects of their research.
2.	Whenever the standard voting guidelines call for voting a proposal in accordance with the proxy voting service recommendation and the proxy voting service has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report and recommendations published by another proxy voting service for that issuer; (b) the Head of the PVOT, or his designee, will review both the engaged proxy voting service research report and the research report of the other proxy voting service and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.

Proxy Voting Report

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio, as well as a report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30, are available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund at www.FederatedInvestors.com. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

As of the date of filing of the report, the Portfolio Managers listed below are jointly and primarily responsible for managing the Fund’s assets.

Portfolio Manager Information

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager's compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The following information about the Fund's Portfolio Managers is provided as of the end of the Fund's most recently completed fiscal year unless otherwise indicated.

Ihab Salib, Senior Portfolio Manager

Mr. Salib is a Senior Portfolio Manager and Head of the International Fixed Income Group. He has been a Portfolio Manager of the Fund since December 2016.

He is Vice President of the Fund. Mr. Salib joined Federated in April 1999 as a Senior Fixed Income Trader/Assistant Vice President of the Fund's Sub-Adviser. In July 2000, he was named a Vice President and in 2007 was named Senior Vice President. From January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed Income Analyst with UBS Brinson, Inc. Mr. Salib received his B.A. with a major in Economics from Stony Brook University.

Types of Accounts Managed by Ihab Salib	Total Number of Additional Accounts Managed/Total Assets*	Additional Accounts/Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	16/$1.7 billion	0/$0
Other Pooled Investment Vehicles	5/$420.1 million	0/$0
Other Accounts	0/$0	2/$632.7 million

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Ihab Salib is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund's benchmark (i.e., LIBOR). Performance periods are adjusted if a portfolio manager has been managing a fund/account for less than five years; funds/accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. Salib is also the portfolio manager for other funds/accounts in addition to the Fund. Such other funds/accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other funds/accounts or activities for which Mr. Salib is responsible in calculating his compensation may be equal or can vary. In addition, Mr. Salib has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income funds. A portion of the IPP score is based on Federated's senior management's assessment of team contributions. For purposes of calculating the annual incentive amount, each fund/account or activities managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each fund/account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the fund/account level, the weighting assigned to the Fund is less than or equal to the weighting assigned to other funds/accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Christopher P. McGinley, Portfolio Manager

Mr. McGinley has been a Portfolio Manager of the Fund since December 2016.

He is Vice President of the Fund. Mr. McGinley joined Federated in 2004 as an associate research analyst in the international fixed-income department. He became an Assistant Vice President of the Fund's Adviser in 2005 and Vice President in 2013. Mr. McGinley joined the Sub-Adviser in 2013. Mr. McGinley worked in Senator Rick Santorum's office in 2001 and from 2002 to 2004 he served as Legislative Correspondent for Senator Santorum. Mr. McGinley earned his B.S. and received his M.P.I.A. from the University of Pittsburgh.

Types of Accounts Managed by Christopher McGinley	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	6/$489.3 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0

*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Christopher McGinley is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund's benchmark (i.e., LIBOR). Performance periods are adjusted if a portfolio manager has been managing a fund/account for less than five years; funds/accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. McGinley is also the portfolio manager for other funds/accounts in addition to the Fund. Such other funds/accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other funds/accounts for which Mr. McGinley is responsible in calculating his compensation may be equal or can vary. For purposes of calculating the annual incentive amount, each fund/account managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each fund/account managed by the portfolio manager and included in the IPP groups. At the fund/account level, the weighting assigned to the Fund is greater than or equal to the weighting assigned to other funds/accounts used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Dalia Kay, Portfolio Manager

Ms. Kay has been a Portfolio Manager of the Fund since December 2016.

She is Vice President of the Fund. Ms. Kay joined the Sub-Adviser in October 2013. From 1994 until September 30, 2013, Ms. Kay was a member of GML Capital LLP and its Trade Finance Portfolio Team. From December 2006 to September 30, 2013, Ms. Kay was an Investment Portfolio Adviser for GML Capital LLP's investment funds. From 1994 to December 2006, Ms. Kay was Associate Director of Trade Finance and Forfaiting with GML International Limited, where she coordinated origination, structuring, documentation and distribution of short and medium term trade finance transactions focusing on Turkey, Kazakhstan, Romania, Ukraine and the former Yugoslavia. Ms. Kay received a “License en Sciences Commerciales et Industrielles – mention gestion d'entreprise” (BS in Economics equivalent) from the University of Geneva. She is fluent in French.

Types of Accounts Managed by Dalia Kay	Total Number of Additional Accounts Managed/Total Assets
Registered Investment Companies	1/$489.3 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0

Dollar value range of shares owned in the Fund: None.

Dalia Kay is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and is paid in cash. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund's benchmark (i.e., LIBOR). Performance periods are adjusted if a portfolio manager has been managing a fund/account for less than five years; funds/accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Ms. Kay is also the portfolio manager for other funds/accounts in addition to the Fund. Such other funds/accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other funds/accounts for which Ms. Kay is responsible in calculating her compensation may be equal or can vary. For purposes of calculating the annual incentive amount, each fund/account managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting to each fund/account managed by the portfolio manager and included in the IPP groups. At the fund/account level, the weighting assigned to the Fund is greater than or equal to the weighting assigned to other funds/accounts used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Patrick Bayliss, Portfolio Manager

Mr. Bayliss has been a Portfolio Manager of the Fund since December 2016.

He is Vice President of the Fund. Mr. Bayliss joined the Sub-Adviser in October 2013. From 2007 until September 30, 2013, Mr. Bayliss was a member of GML Capital LLP and its Trade Finance Portfolio Team. Mr. Bayliss began his career in 1990 at Saudi International Bank (now Gulf International Bank) where he became a Fund Manager, managing quantitative equity portfolios. This was followed by period at Deutsche Bank's credit trading in the Emerging Markets Division. Before joining GML Capital LLP, Mr. Bayliss was a co-founder of LTP Trade, a specialist trade finance company, and a Portfolio Manager at Bluecrest Capital Management. Mr. Bayliss holds a BSc (Econ) from Bristol University, U.K.

Types of Accounts Managed by Patrick Bayliss	Total Number of Additional Accounts Managed/Total Assets
Registered Investment Companies	1/$489.3 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0

Dollar value range of shares owned in the Fund: None.

Patrick Bayliss is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and is paid in cash. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund's benchmark (i.e., LIBOR). Performance periods are adjusted if a portfolio manager has been managing a fund/account for less than five years; funds/accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. Bayliss is also the portfolio manager for other funds/accounts in addition to the Fund. Such other funds/accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other funds/accounts for which Mr. Bayliss is responsible in calculating his compensation may be equal or can vary. For purposes of calculating the annual incentive amount, each fund/account managed by the portfolio manager currently is categorized into one of three IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each fund/account managed by the portfolio manager and included in the IPP groups. At the fund/account level, the weighting assigned to the Fund is greater than or equal to the weighting assigned to other funds/accounts used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10.	Submission of Matters to a Vote of Security Holders

No changes to report.

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Project and Trade Finance Tender Fund

By /S/ Lori A. Hensler

Lori A. Hensler, Treasurer and Principal Financial Officer

Date ___May 30, 2017____

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, President and Principal Executive Officer

Date ___May 30, 2017____

By /S/ Lori A. Hensler

Lori A. Hensler, Treasurer and Principal Financial Officer

Date ___May 30, 2017____